SUPPLEMENT
                    DATED OCTOBER 29, 2004 TO THE PROSPECTUS
                                DATED MAY 1, 2004

                               JNL(R) SERIES TRUST

The following paragraphs should be added to the end of the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/Salomon Brothers High Yield Bond Fund, JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund:

      In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (SEC) has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank
(CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

      In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

      CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

      In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

      Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

      The funds did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.


This Supplement is dated October 29, 2004.



(To be used with  VC3656  Rev.  05/04,  VC3657 Rev.  05/04,  VC3723  Rev.  5/04,
NV3174CE Rev. 05/04,  VC5825 Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev. 10/04,
NV4224 Rev.  10/04,  VC5526 Rev.  05/04,  NV5825 Rev. 5/04,  NV5526 Rev.  05/04,
FVC4224FT Rev. 10/04, HR105 Rev. 05/04, and VC2440 Rev. 05/04.)

                                                                   V5891 10/04